UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 24, 2024
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 3.02 of this Current Report on Form 8-K describing the issuance of US$4.75 million principal amount of Second Lien Notes (as defined below) of Jushi Holdings Inc. (the “Company”) is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.
On January 24, 2024, the Company entered into two Note Exchange Agreements with holders of approximately US$9.85 million of the Company’s unsecured debt (the “Existing Notes”). Upon closing of the transactions contemplated in the Note Exchange Agreements, the holders of the Existing Notes will deliver the Existing Notes to the Company for cancellation, and the Company shall: (1) issue to certain direct and beneficial holders of the Existing Notes an aggregate of US$4.75 million principal amount of 12% Second Lien Notes due December 7, 2026 (the “Second Lien Notes”), which shall be issued under the Company’s existing Trust Indenture, dated December 7, 2022, as amended on June 27, 2023, by and between the Company and Odyssey Trust Company, as trustee (the “Trust Indenture”); (2) issue to certain direct and beneficial holders of the Existing Notes fully-detached warrants to purchase an aggregate of 1.8 million of the Company’s subordinate voting shares, no par value per share (the “Subordinate Voting Shares”), with each warrant having an exercise price of US$1.00 per Subordinate Voting Share and an expiration of December 7, 2026 (the “Warrants”); and (3) pay to the direct holders of the Existing Notes an aggregate of US$2.75 million in cash.

The Second Lien Notes will be issued under the same Trust Indenture as the Company's private placement (“Offering”) of 12% second lien notes due December 7, 2026, and accompanying warrants, initially announced by the Company in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 15, 2022, and the Warrants will be in the same form as issued to investors in the Offering (as such exercise price was amended on June 27, 2023).

The Second Lien Notes and the Warrants have not and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and were offered in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder and, as applicable, corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each recipient of Second Lien Notes and Warrants is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: January 30, 2024	By:	/s/ Jon Barack
Jon Barack
President